UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

VIRGINIA NATIONAL BANKSHARES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-55117	46-2331578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 People Place Charlottesville, Virginia		22911
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (434) 817-8621

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 1, 2020, Virginia National Bankshares Corporation (the “Company”) released a presentation to investors about the Merger (as defined below). The presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01	Other Events.

On October 1, 2020, the Company and Fauquier Bankshares, Inc. (“FBSS”) issued a joint press release announcing that the Company and FBSS have entered into an Agreement and Plan of Reorganization pursuant to which FBSS will merge with and into the Company (the “Merger”). The joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Important Information and Where to Find It:

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities of the Company or a solicitation of any vote or approval. The Company will file a registration statement on Form S-4 and other documents regarding the proposed Merger with the Securities and Exchange Commission (“SEC”) to register the shares of the Company’s common stock to be issued to the shareholders of FBSS in the proposed Merger. The registration statement will include a joint proxy statement/prospectus, which will be sent to the shareholders of the Company and FBSS in advance of each company’s respective shareholder meeting that will be held to consider the proposed Merger. Before making any voting or investment decision, investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed Merger because they contain important information about the Company, FBSS and the proposed Merger. Shareholders are also urged to carefully review the Company’s public filings with the SEC, including, but not limited to, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, from the Company at www.vnb.com.com under the tab “Investor” – “Investor Relations” or by directing a request to Tara Y. Harrison, the Company’s Chief Financial Officer, at 404 People Place, Charlottesville, Virginia 22911, or by telephone at (434) 817-8587. The information on the Company’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings the Company makes with the SEC.

The Company, FBSS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and FBSS, respectively, in connection with the proposed Merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s proxy statement in connection with its 2020 annual meeting of shareholders, as previously filed with the SEC on April 29, 2020. Information about the directors and executive officers of FBSS and their ownership of FBSS’s common stock is set forth in FBSS’s proxy statement in connection with its 2020 annual meeting of shareholders, as previously filed with the SEC on April 17, 2020. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available.

Cautionary Note Regarding Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the proposed Merger, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the proposed Merger; (ii) the Company’s and FBSS’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of the Company and FBSS and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and FBSS. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of the Company and FBSS may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the proposed Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the proposed Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the proposed Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of the Company or FBSS may fail to approve the proposed Merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which the Company and FBSS are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in the Company’s and FBSS’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the ongoing COVID-19 pandemic is adversely affecting the Company, FBSS, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of the Company and FBSS, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s and FBSS’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s website at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit.

Exhibit No.	Description of Exhibit

99.1	Investor Presentation, dated October 1, 2020

99.2	Joint Press Release, dated October 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: October 1, 2020	By:	/s/ Tara Y. Harrison
Tara Y. Harrison
Executive Vice President and Chief Financial Officer